Exhibit 10.22

ENDEAVOR GROUP HOLDINGS, INC.

2019 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”), is entered into as of                          , 2019 (the “Date of Grant”), by and between Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”), and             (the “Participant”). Capitalized terms used in this Agreement and not otherwise defined herein have the meanings ascribed to such terms in the Endeavor Group Holdings, Inc. 2019 Incentive Award Plan, as amended, restated or otherwise modified from time to time in accordance with its terms (the “Plan”).

WHEREAS, the Company has adopted the Plan, pursuant to which restricted stock units (“RSUs”) may be granted; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to grant the RSUs provided for herein to the Participant on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1. Grant of Restricted Stock Units.

(a) Grant. The Company hereby grants to the Participant a total of                    RSUs, on the terms and subject to the conditions set forth in this Agreement and as otherwise provided in the Plan. The RSUs shall vest in accordance with Section 2 hereof. The RSUs shall be credited to a separate book-entry account maintained for the Participant on the books of the Company.

(b) Incorporation by Reference. The provisions of the Plan are incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and the Participant’s beneficiary in respect of any questions arising under the Plan or this Agreement. The Participant acknowledges that the Participant has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

2. Vesting; Settlement.

(a) Except as may otherwise be provided herein, the RSUs shall vest as follows:                    (each such date of vesting, a “Vesting Date”). Any fractional RSU resulting from the application of the vesting schedule shall be aggregated and the RSU resulting from such aggregation shall vest on the final Vesting Date. Upon vesting, the RSUs shall no longer be subject to cancellation pursuant to Section 3 hereof.

(b) Each RSU shall be settled within 10 days following the applicable Vesting Date in shares of Common Stock.

3. Termination of Employment or Services. Except as otherwise provided herein or otherwise determined by the Committee, if the Participant’s employment with, membership on the board of directors of, or engagement to provide services to the Company or any of its Subsidiaries terminates for any reason, all unvested RSUs shall be canceled immediately and the Participant shall not be entitled to receive any payments with respect thereto.

4. Rights as a Stockholder. The Participant shall not be deemed for any purpose to be the owner of any shares of Common Stock underlying the RSUs unless, until and to the extent that (a) the Company shall have issued and delivered to the Participant the shares of Common Stock underlying the RSUs and (b) the Participant’s name shall have been entered as a stockholder of record with respect to such shares of Common Stock on the books of the Company. The Company shall cause the actions described in clauses (a) and (b) of the preceding sentence to occur promptly following settlement as contemplated by this Agreement, subject to compliance with applicable laws.

5. Compliance with Legal Requirements.

(a) Generally. The granting and settlement of the RSUs, and any other obligations of the Company under this Agreement, shall be subject to all applicable U.S. federal, state and local laws, rules and regulations, all applicable non-U.S. laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. The Participant agrees to take all steps that the Committee or the Company determines are reasonably necessary to comply with all applicable provisions of U.S. federal and state securities law and non-U.S. securities law in exercising the Participant’s rights under this Agreement.

(b) Tax Withholding. Vesting and settlement of the RSUs shall be subject to the Participant’s satisfying any applicable U.S. federal, state and local tax withholding obligations and non-U.S. tax withholding obligations. The Company shall have the right and is hereby authorized to withhold from any amounts payable to the Participant in connection with the RSUs or otherwise the amount of any required withholding taxes in respect of the RSUs, their settlement or any payment or transfer of the RSUs or under the Plan and to take any such other action as the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes (up to the maximum permissible withholding amounts).

6. Clawback. The RSU shall at all times be subject to any clawback or similar policy or program established by the Company, as may be amended from time to time (a “Clawback Policy”). In addition (and without limiting the Company’s rights and Participant’s obligations under any Clawback Policy), to the extent required by applicable law or the rules and regulations of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, the RSUs shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into this Agreement).

7. Restrictive Covenants. Notwithstanding anything to the contrary herein, the Committee may cancel the RSUs if the Participant, without the consent of the Company, has engaged in or engages in activity that is in violation of any non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement with the Company or any of its Subsidiaries, as determined by the Committee, and, if, prior to such violation, any of the RSUs have vested or been settled, the Participant will, upon request by the Company, forfeit any compensation, gain or other value realized thereafter on the vesting or settlement of the RSUs, or the sale of shares of Common Stock acquired in respect of the RSUs, and must promptly (and in any event within 30 days) repay such amounts to the Company following its request.

8. Miscellaneous.

(a) Transferability. The RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered (a “Transfer”) by the Participant other than by will or by the laws of descent and distribution, pursuant to a DRO or as otherwise permitted under Section 14(b) of the Plan. Any attempted Transfer of the RSUs contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the RSUs, shall be null and void and without effect. The Company will not be required to (i) reflect on its books any Transfer of RSUs in violation of this Agreement or (ii) treat as owner of RSUs any purchaser or other transferee receiving RSUs in such Transfer.

(b) Waiver. Any right of the Company contained in this Agreement may be waived in writing by the Committee. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

(c) Section 409A. The RSUs are intended to be exempt from, or compliant with, Section 409A of the Code. Notwithstanding the foregoing or any provision of the Plan or this Agreement, if any provision of the Plan or this Agreement contravenes Section 409A of the Code or could cause the Participant to incur any tax, interest or penalties under Section 409A of the Code, the Committee may, in its sole discretion and without the Participant’s consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A of the Code, or to avoid the incurrence of taxes, interest and penalties under Section 409A of the Code, and/or (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A of the Code. This Section 8(c) does not create an obligation on the part of the Company to modify the Plan or this Agreement and does not guarantee that the RSUs will not be subject to interest and penalties under Section 409A of the Code.

(d) General Assets. All amounts credited in respect of the RSUs to the book-entry account under this Agreement shall continue for all purposes to be part of the general assets of the Company. The Participant’s interest in such account shall make the Participant only a general, unsecured creditor of the Company.

(e) Notices. Any notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax, pdf/email or overnight courier, or by postage-paid first-class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, to the attention of the Chief Legal Officer at the Company’s principal executive office.

(f) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(g) No Rights to Employment, Directorship or Service. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or any of its Subsidiaries, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

(h) Fractional Shares. In lieu of issuing a fraction of a share of Common Stock resulting from adjustment of the RSUs pursuant to Section 9 or Section 11 of the Plan or otherwise, the Company shall be entitled to pay to the Participant an amount in cash equal to the Fair Market Value of such fractional share.

(i) Beneficiary. The Participant may appoint any individual or legal entity in writing as his beneficiary to receive any RSUs (to the extent not previously terminated or forfeited) under this Agreement upon the Participant’s death or becoming subject to a Disability. The Participant may revoke his designation of a beneficiary at any time and appoint a new beneficiary in writing. To be effective, the Participant must complete the designation of a beneficiary or revocation of a beneficiary by written notice (in the Company’s applicable form) to the Company under Section 8(e) hereof before the date of the Participant’s death. In the absence of a beneficiary designation, the Participant’s beneficiary shall be his or her spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, his or her estate.

(j) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

(k) Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto, other than any other non-competition, non-solicitation, non-disparagement or non-disclosure or other similar agreement to which the Participant may be a party, the covenants of which shall continue to apply to the Participant in accordance with the terms of such agreement. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto, except for any changes permitted without consent under the Plan.

(l) Governing Law and Venue. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

(i) Dispute Resolution; Consent to Jurisdiction. All disputes between or among any Persons arising out of or in any way connected with the Plan, this Agreement or the RSUs shall be solely and finally settled by the Committee, acting in good faith, the determination of which shall be final. Any matters not covered by the preceding sentence shall be solely and finally settled in accordance with the Plan, and the Participant and the Company consent to the personal jurisdiction of the United States federal and state courts sitting in New York, New York, as the exclusive jurisdiction with respect to matters arising out of or related to the enforcement of the Committee’s determinations and resolution of matters, if any, related to the Plan or this Agreement not required to be resolved by the Committee. Each such Person hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the last known address of such Person, such service to become effective ten (10) days after such mailing.

(ii) Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(m) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(n) Counterparts. This Agreement may be executed in one or more counterparts (including via facsimile and electronic image scan (pdf)), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

(o) Electronic Signature and Delivery. This Agreement may be accepted by return signature or by electronic confirmation. By accepting this Agreement, the Participant consents to the electronic delivery of prospectuses, annual reports and other information required to be delivered by U.S. Securities and Exchange Commission rules (which consent may be revoked in writing by the Participant at any time upon three business days’ notice to the Company, in which case subsequent prospectuses, annual reports and other information will be delivered in hard copy to the Participant).

(p) Electronic Participation in Plan. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(q) Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, the Plan, this Agreement and the RSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent applicable laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Restricted Stock Unit Award Agreement has been executed by the Company and the Participant as of the day first written above.

ENDEAVOR GROUP HOLDINGS, INC.

By:
Name:
Title:

PARTICIPANT

[Insert Name]

[Signature Page to Restricted Stock Unit Award Agreement]